Consolidated Statements of Shareholders' Equity (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash dividends per share (in dollars per share)	$ 0.84	$ 0.79	$ 0.76
Accumulated Other Comprehensive Income (Loss) [Member]
Tax, Unrealized gain/loss on cash flow hedges, arising during the period	$ 356	$ 90	$ 118
Tax, Reclassification adjustment for cash low hedges included in net income	272	41	141
Tax, Pension adjustment	2,536	504	3,329
Total Comprehensive Income [Member]
Tax, Unrealized gain/loss on cash flow hedges, arising during the period	356	90	118
Tax, Reclassification adjustment for cash low hedges included in net income	272	41	141
Tax, Pension adjustment	$ 2,536	$ 504	$ 3,329